SECURITIES AND EXCHANGE COMMISSION

                Washington, D.C. 20549


                       FORM 8-K


                      CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934

                  November 14, 2010
                    Date of Report
          (Date of Earliest Event Reported)


          GREENMARK ACQUISITION CORPORATION
(Exact Name of Registrant as Specified in its Charter)

  Delaware          0-53259               20-5572576
(State or other    (Commission File      (IRS Employer
jurisdiction         Number)            Identification No.)
of incorporation)

                 215 Apolena Avenue
            Newport Beach, California 92662
       (Address of Principal Executive Offices)

                    202/387-5400
           (Registrant's Telephone Number)


Item 4.01 Changes in Registrant's Certifying Accountant.

     The Board of Directors of the Company determined on November 14, 2010 to dismiss its then accountants.

     For the two most recent fiscal years and the subsequent interim period up to November 14, 2010, the Company had no disagreements on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure and the former accountant's report on the financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion nor was qualified or modified as to uncertainty, scope or accounting principles.

     Simultaneously on November 14, 2010, the Company engaged the accounting firm of Anton & Chia, LLP, 4340 Von Karman Avenue, Suite 150, Newport Beach, California 92660.

Item 9.01   Exhibits*

Exhibit 7.02   Letter from former Accountant reflecting review of 8-K.

_________

* To be submitted directly by Weinberg & Company.



                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                              GREENMARK ACQUISITION
                              CORPORATION


Date: November 30, 2010            /s/ James M. Cassidy
                                   President